FORWARD LOOKING STATEMENTS


This discussion contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, the company's actual performance may differ materially from that indicated or suggested by any forward-looking statement contained herein.

FLORIDA EAST COAST INDUSTRIES, INC.



 FLORIDA EAST      GRAN CENTRAL    INTERNATIONAL                EPIK
COAST RAILWAY      CORPORATION     TRANSIT, INC.     COMMUNICATIONS INCORPORATED
   (FECR)            (GCC)            (ITI)                    (EPIK)

BUILDING ON OUR LEGACY

POSITIONING FECI FOR THE FUTURE


-        Management team

-        Financial independence

INVESTMENTS IN THE FUTURE


-        One-time charges
         -        Workforce reduction at the railroad
         -        Spin off from St. Joe
         -        Prior year's lawsuit

-        Increase in operating profits in core businesses
         -        Railroad
         -        Real estate

-        Investment in EPIK

1999 FINANCIAL HIGHLIGHTS


CONSOLIDATED INCOME STATEMENT DATA



                                                  Years Ended December 31
                                             ----------------------------------
(in thousands, except per share amount)        1999         1998         1997
-------------------------------------------------------------------------------

Operating Revenues                           $324,273     $247,776     $250,520
Operating Profit                             $ 61,410     $ 57,837     $ 52,322
Net Income (including special charges)*      $ 40,779     $ 43,621     $ 40,135
Diluted Earnings Per Share                   $   1.12     $   1.20     $   1.11




* Net income including special charges of $8.2 million ($5.1 million, after-tax)

1999 FINANCIAL HIGHLIGHTS


BALANCE SHEET DATA



                                                      At December 31
                                             ----------------------------------
(in thousands)                                 1999         1998         1997
-------------------------------------------------------------------------------

Total Assets                                 $910,878     $871,541     $825,490
Cash, Cash Equivalents
     and Marketable Securities               $102,552     $ 85,423     $103,144
Shareholders' Equity                         $724,441     $686,831     $648,875

FLA VS STOCK INDICES
NOVEMBER 2, 1998 TO MAY 12, 2000
(GRAPH)


                                    [GRAPH]

FLORIDA'S GROWING ECONOMY
(BAR CHART)


ECONOMIC PROJECTIONS, 1998-2010


                                                                                              AVERAGE
          EMPLOYMENT            EARNINGS             GSP/GNP          PERSONAL INCOME          GROWTH
            GROWTH               GROWTH              GROWTH                GROWTH            (1998-2010)
         -------------       --------------       -------------       ---------------      --------------
         FLORIDA    US       FLORIDA     US       FLORIDA    US       FLORIDA     US       FLORIDA     US
         -------    --       -------     --       -------    --       -------     --       -------     --
3.0%                          2.7%                 2.7%                 2.9%
2.5%                                                                                        2.6%
2.0%     1.9%                           2.0%                2.0%                 2.1%                 1.9%
1.5%              1.3%
1.0%
0.5%
  0%

Source:  The Monitor Company

A STRATEGICALLY LOCATED SYSTEM
(MAP)

GROWING HIGHWAY CONGESTION
(PHOTO)

                              FEC RAILWAY (PHOTO)

RAILWAY FOCUS


-        Operating ratio

-        Asset utilization

-        Cost cutting

RAILWAY TRAFFIC MIX
(PIE CHARTS)


         UNITS             REVENUE

INTERNATIONAL TRANSIT, INC.
(TRUCKING PHOTO)

GRAN CENTRAL (REAL ESTATE PHOTO)

LAND ENTITLEMENTS


                  ACRES            SQUARE FEET
                 ------            -----------
OFFICE              625              7,961,524
INDUSTRIAL          611              7,456,476
COMMERCIAL           30                535,600
                 ------             ----------
                  1,266             15,953,600

BUILDING PORTFOLIO

                   EXISTING          UNDER DEV.       TOTAL
                  ---------          ----------     ---------
JACKSONVILLE      2,301,466                 --      2,301,466
ORLANDO             554,621            274,800        829,421
MIAMI             3,060,021            100,000      3,160,021
                  ---------          ----------     ---------
                  5,916,108            374,800      6,290,908

MAJOR LAND HOLDINGS


-    5,900 acres in central Florida between I-95 and U.S. 1

-    3,320 acres in north Florida along growing U.S. 1 corridor

-    1,700 acres in central Florida along I-95 and U.S. 1

-    565 acres in south Florida at the intersection of I-95 and the Florida
     Turnpike

-    9 acres in the Central Business District of downtown Miami

GCC 1999 OPERATING RESULTS
(BAR GRAPH)


$ in millions



                    97       98       99        97       98        99       97       98        99
RENTAL REVENUES                     $50.8
                           $45.1
                  $38.6


RENTAL EBITDA                                                    $32.4
                                                        $27.1
                                               $23.5


PROFIT FROM
LAND SALES                                                                                   $21.4
                                                                                    $5.4
                                                                           $4.3

EPIK COMMUNICATIONS

EVOLVING TECHNOLOGY


-        1980's build

-        1990's build

-        2000 and beyond

DOWNTOWN MIAMI CENTRAL BUSINESS DISTRICT
(BLACK AND WHITE PHOTO)

DOWNTOWN MIAMI CENTRAL BUSINESS DISTRICT
(AERIAL PHOTO)

                                  [EPIK LOGO]

                              BEYOND THE ORDINARY

Telecom is the most dynamic industry in the world today

                                   EXPLOSIVE
                                    DEMAND
                                   INCREASES

Demand for capacity, driven by the Internet and data communications, is rapidly growing and gives no indication of slowing down


                    Millions of Voice / Data Circuit-Miles
                                  (Log Scale)

- Bandwidth will skyrocket at an average of more than 35% per year from 1996 to 2006."

      - J. Montgomery, Chairman and founder of ElectroniCast Corp.

-  "Bandwidth demand triples every three years."

      - Schroder, Wertheim & Co.

-  "Traffic in our backbone is now at 100% per year compounded annually."

      - V. Cerf, SVP MCI

-  "According to MCI WorldCom's findings, data traffic doubles every 100 days."

      - R.P. Kasargod, Morgan Keegan & Co.

-  "Internet bandwidth demand is expanding by 10 times per year."

      - J. Sidgmore, CEO UUNet

Sources: Yankee Group, South Coast Capital LLC,
         Research Bank

EPIK will deliver new sources of untapped value to FECI shareholders by exploiting the geographic and economic advantages of the Florida railroad right of way to create a leading telecommunications company

EPIK will become a leading telecommunications company serving the rapidly growing "carriers' carrier" market segment


- Competitive Local Exchange Carriers (CLECs)

- Internet Service Providers (ISPs)

- Long Distance Carriers (IXCs)

- Wireless and Cellular Carriers

EPIK will deliver new sources of untapped value to FECI shareholders by creating a leading telecommunications company that exploits the geographic and economic advantages of the Florida railroad right of way


-    Bandwidth (Private Lines)

-    Dark fiber

-    Wave Services

-    Collocation

-    Internet Protocol Services

EPIK will deliver new sources of untapped value to FECI shareholders by creating a leading telecommunications company that exploits the geographic and economic advantages of the Florida railroad right of way


-    Integrated solutions for carrier customers

-    Rapid time-to-market

-    Flexible growth paths for customers

EPIK'S WINNING EQUATION


[GRAPH]

Florida's economy is growing faster than the rest of the country


                 FLORIDA VS. US ECONOMIC PROJECTIONS, 1998-2010

                                 CAGR 1998-2010

          Employment Growth       Earnings Growth      GSP/GNP Growth          Personal Income Growth
Florida        1.9%                    2.7%                 2.7%                    2.9%
US             1.3%                    2.0%                 2.0%                    2.1%

Source: Bureau of Economic and Business Research at the University of Florida,
        US Census Bureau, US Department of Commerce:
        Bureau of Economic Analysis, FCC, Monitor Analysis

By the end of 1998, a larger number of CLECs had entered the Florida market than any other state; the Florida PSC currently regulates over 330 competitive local exchange carriers

      US STATES WITH THE LARGEST NUMBER OF CLEC CERTIFICATES ISSUED, 1998

                           CLEC CERTIFICATES

                           FL             201
                           TX             198
                           KY             167
                           CA             136
                           IL             129
                           GA             125

Source: FCC

South Florida serves as the landing point many international submarine cables


[MAP]


Source: Alcatel

Florida's economic growth, rapid entry of CLECs and role as international hub are driving rapid wholesale growth

        FLORIDA WHOLESALE TRANSPORT, MARKET SIZE AND GROWTH, 1999-2004

                                    [GRAPH]

EPIK Communications enters the market with strong parent backing and a low cost asset base

STARTING ASSETS:

-    Telecommunications conduit loop created through barter and swaps

-    Reaches 12 of 15 largest population centers and 73% of all Floridians

-    12,600 fiber miles of dark fiber on East Coast


EPIK COMMUNICATIONS:

-    Incorporated in May 1999 as a wholly-owned subsidiary of FECI

-    Capitalized with equity contribution in excess of $200 million

-    Contributed assets with market value of approximately $50 million

-    Cash infusion of $151 million

-    1 Conduit

EPIK enjoys a low cost position due to starting assets and creative strategy


                                    [GRAPH]

Ongoing Investment in State-of-the-Art Technology means low costs and highest service quality


                                    [GRAPH]

ONGOING INVESTMENT IN STATE-OF-THE-ART TECHNOLOGY
MEANS LOW COSTS AND HIGHEST SERVICE QUALITY


                                    [GRAPH]

ONGOING INVESTMENT IN STATE-OF-THE-ART TECHNOLOGY
MEANS LOW COSTS AND HIGHEST SERVICE QUALITY


                                    [GRAPH]

WE HAVE RECRUITED TOP TALENT WITH PROVEN EXPERTISE


                                    [CHART]

WINNING IN THE MARKETPLACE: RAPID EXECUTION OF NETWORK SOLUTIONS


                                    [GRAPH]

BY THE END OF 2000, WE WILL HAVE NEARLY 2000 LIT FIBER MILES AND POPS IN 13 MAJOR METROPOLITAN AREAS IN THE SOUTH EAST


                                     [MAP]


                           [EPIK COMMUNICATIONS LOGO]


                               NETWORK DEVELOPMENT
                             (DECEMBER 2000 TARGETS)


Lit Route Miles                          1,850
Fiber Miles                            262,000
Major POPs                                  13
Metro POPs                                  40
Protected OC-192 Rings                       3


                                 REVENUE BACKLOG


December 1999                          $19 Million
May 2000                               $61 Million

EPIK'S LONG TERM STRATEGIC OBJECTIVE IS TO BECOME A LEADING PROVIDER OF ADVANCED WHOLESALE BROADBAND SERVICES


                      FOUR VECTORS FOR STRATEGIC EXPANSION:


DEVELOP METRO FIBER RINGS IN MAJOR CITIES

EXPLOIT SYNERGIES WITH GRAN CENTRAL REAL ESTATE ASSETS

ESTABLISH INTERNET PROTOCOL (IP) SERVICE

LEVERAGE FLORIDA FOOTPRINT(TM) INTO MULTI-REGIONAL/NATIONAL FIBER BACKBONE

METRO RINGS ARE A MAJOR SOURCE OF DIFFERENTIATION


BENEFITS OF METRO RINGS


-        Brings the EPIK network closer to customers' facilities

-        Makes it easier to use EPIK as a single-source provider

-        Reduces provisioning time

- Avoids using customers' competitors (RBOCs) as high-priced suppliers for metro connections

- We will light up metro rings in major cities along our backbone network:

          -    Miami, Orlando, Tampa, Jacksonville and Atlanta

INTERNET SERVICES REPRESENT ONE OF THE FASTEST GROWING TELECOM SECTORS


EPIK'S INTERNET SERVICES STRATEGY


-        Install state-of-the-art "IP on Glass" technologies on network

-        Create suite of wholesale service offerings

          -    Accelerate our customers' IP capabilities

-        Provide value-added data center services

THERE ARE TREMENDOUS SYNERGIES BETWEEN FECI'S REAL ESTATE ASSETS AND EPIK


                                  [PHOTOGRAPH]

FECI'S DOWNTOWN MIAMI PROPERTY CAN SERVE AS A HUB FOR TELECOM
ACTIVITY IN SOUTH FLORIDA


                                [MAP/PHOTOGRAPH]

WE HAVE EXECUTED FIBER SWAPS THAT EXPAND OUR FOOTPRINT 6000 MILES


                                     [MAP]


[EPIK COMMUNICATIONS LOGO]

EPIK COMMUNICATIONS IS A CRITICAL PART OF FECI'S FUTURE GROWTH


- Telecom is a rapidly growing and attractive industry, offering new opportunities for FECI

- FECI's unique location and pre-existing assets give EPIK a strong headstart

- Our wholesale strategy enables us to grow rapidly with reduced capital exposure and SG&A burn rate

- We are becoming a major player in the Florida marketplace, and our backlog is growing rapidly

- We are making sound investments to strengthen our relative competitive position in the Southeast

- Our fiber swapping strategy will allow us to extend our fiber footprint at the lowest possible incremental cost